EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report on Form 10-Q/A of NF Energy Saving Corporation (the “Company”) for the quarterly period ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gang Li, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, thefinancial condition and results of operations of the Company for the six months ended June 30, 2010 .

NF Energy Saving Corporation

Date: August 17, 2010	By:	/S/ Gang Li
Gang Li
(Principal Executive Officer)